                                 ING FUNDS TRUST
                              ING GNMA Income Fund

                        Supplement dated December 8, 2006
     to the Class A, Class B, Class C and Class M Prospectus ("Prospectus")
                               dated July 31, 2006

On November 9, 2006, the Board of Trustees ("Board") of ING GNMA Income Fund ("Fund") approved the conversion of current Class M shares to Class A shares of the Fund. Effective January 2, 2007, Class M shareholders will be converted to Class A shares of the Fund. In addition, the Board has approved a waiver of the Class A shares sales charge (load) on additional Class A share purchases of the Fund by its former Class M shareholders.

     Effective January 2, 2007, the Prospectus is hereby revised as follows:

          1.   All references to Class M shares are hereby deleted.

          2. Footnote (1) to the table entitled "What You Pay to Invest" on page 14 of the Prospectus is hereby deleted and replaced with the following:

                    (1)  The Funds do not impose any front-end sales charge
                         (load) on reinvested dividends or distributions. In addition, ING GNMA Income Fund does not impose any front-end sales charge (load) on purchases of Class A shares of the Fund by its former Class M shareholders.

          3. The table entitled "Class A" under the section entitled "Sales Charge Calculation - Choosing a Share Class - Shareholder Guide" is hereby deleted and replace with the following:

CLASS A(1)(2)(3)

Class A shares of the Funds are sold subject to the following sales charge:

  Your Investment     As a % of the offering price(4)   As a % of net asset value
-------------------   -------------------------------   -------------------------
Less than $99,999                  2.50%                          2.56%
$100,000 - $499,999                2.00%                          2.04%
$500,000 - $999,999                1.25%                          1.27%
$1,000,000 and over                              See below

(1) Shareholders that purchased funds that were a part of the Lexington family funds at the time of purchase are not subject to sales charges for the life their account.

(2) Shareholders that purchased funds that were part of the Aetna family prior to February 2, 1998 at the time of purchase are not subject to sales charges for the life of their account.

(3) Former shareholders of Class M shares of ING GNMA Income Fund are not subject to sales charges for the life of their account.

(4)  The term "offering price" includes the front-end sales charge.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                 ING FUNDS TRUST
                              ING GNMA Income Fund

                        Supplement dated December 8, 2006
          to the Class A, Class B, Class C, Class I, Class M, Class O,
                           Class R and Class Q shares
                  Statement of Additional Information ("SAI")
                               dated July 31, 2006

On November 9, 2006, the Board of Trustees ("Board") of ING GNMA Income Fund ("Fund") approved the conversion of current Class M shares to Class A shares of the Fund. Effective January 2, 2007, Class M shareholders will be converted to Class A shares of the Fund. In addition, the Board has approved a waiver of the Class A shares sales charge (load) on additional Class A share purchases of the Fund by its former Class M shareholders.

     Effective January 2, 2007 the SAI is hereby revised as follows:

          1.   All references to Class M shares are hereby deleted.

          2. The fourth full paragraph on page 88 under the section entitled "Additional Purchase and Redemption Information - Class A, Class B, Class C, Class M, Class Q, Class R and Class I shares only" beginning on page 87 is hereby deleted and replaced with the following:

               Class A shares may also be purchased without a sales charge by
          (i) shareholders who have authorized the automatic transfer of dividends from the same class of another ING Fund distributed by the Distributor or from ING Prime Rate Trust; (ii) registered investment advisers, trust companies and bank trust departments investing in Class A Shares on their own behalf or on behalf of their clients, provided that the aggregate amount invested in one or more of the Funds, during the thirteen (13) month period starting with the first investment, equals at least $1 million; (iii) broker-dealers, who have signed selling group agreements with the Distributor, and registered representatives and employees of such broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step relations, relations-at-law and cousins); (iv) broker-dealers using third party administrators for qualified retirement plans who have entered into an agreement with the Funds or an affiliate, subject to certain operational and minimum size requirements specified from time-to-time by the Funds; (v) accounts as to which a banker or broker-dealer charges an account management fee ("wrap accounts"); (vi) any registered investment company for which ING Investments serves as adviser; (vii) investors who purchase Fund shares with redemption proceeds received in connection with a distribution from a retirement plan investing in either (1) directly in any fund or through any unregistered separate account sponsored by ING Life Insurance and Annuity Company ("ILIAC") or any successor thereto or affiliate thereof or (2) in a registered separate account sponsored by ILIAC or any successor thereto or affiliate thereof, but only if no deferred sales charge is paid in connection with such distribution and the investor receives the distribution in connection with a separation from service, retirement, death or disability;
          (viii) insurance companies (including separate accounts); and (ix) former Class M shareholders.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE